Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND FINANCIAL OFFICER

UNDER SECURITIES AND EXCHANGE ACT RULES 13a-14 AND 15d-14

In connection with the Annual Report of Frontier Oilfield Services, Inc. (the “Company”) on Form 10-K for the period ending November 30, 2011, as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Kenneth K. Conte, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C.78m or 780(d); and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 28th day of February, 2012

By: /s/ Kenneth K. Conte
Chief Financial Officer